UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2015

Hipcricket, Inc.
(Exact name of registrant as specified in Charter)

Delaware	333-57818	20-0122076
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 110th Avenue NE, Suite 410
Bellevue, WA  98004
(Address of Principal Executive Offices)

(855) 423-5433
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

As previously reported, on January 20, 2015, Hipcricket, Inc. (the “Company”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) with SITO Mobile Ltd., a Delaware corporation (“SITO Mobile”), as “stalking horse” bidder, to acquire substantially all of the Company’s assets for aggregate consideration of  approximately $4,500,000. To facilitate the sale, the Company, on January 20, 2015 (the “Petition Date”) filed a voluntary petition for reorganization relief (the “Chapter 11 Case”) under the provisions of the title 11 of chapter 11 of the United States Code (“Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court,”). The asset purchase pursuant to the Asset Purchase Agreement is expected to be conducted under the provisions of Section 363 of the Bankruptcy Code and will be subject to proposed bidding procedures and receipt of a higher and better bid at auction.

In conjunction with the Asset Purchase Agreement and the Chapter 11 Case, SITO Mobile agreed, subject to Bankruptcy Court approval, to provide up to $3,500,000 of debtor-in-possession financing (the “DIP Financing”) to support the Company’s continued operations during the pendency of the Chapter 11 Case. On January 23, 2105, the Bankruptcy Court entered an interim order authorizing the Company to borrow money pursuant to the DIP Facility on an interim basis up to an aggregate principal amount of $2,588,000 (the “Interim Order”). A final hearing to consider authorizing the DIP Financing on a final basis will be held within 30 days of the Petition Date.

The DIP Financing is evidenced by a senior secured super-priority debtor-in-possession promissory note dated January 23, 2015 (the “DIP Note”) and is governed by the terms of the Interim Order.

Maturity

The maturity date of the DIP Note is April 3, 2015, subject to shortening as a result of the occurrence of an event of default.

Interest, Security and Guarantees

Interest on the DIP Note is payable in cash at a per annum rate equal to 13%.  Subject to certain carve-outs and exceptions, the Company’s obligations under the DIP Note are secured by all pre-petition and post-petition assets of the Company.

Other Terms and Conditions

The DIP Note includes customary provisions, including, among others, certain representations and warranties, affirmative and negative covenants and events of default.  Additionally, funding under the DIP Note requires that the Company comply with a budget approved by the Bankruptcy Court through interim and final orders.  Failure to comply with the approved budget is an event of default under the DIP Note.

The foregoing descriptions of the DIP Note and the Interim Order do not purport to be complete and are qualified in their entirety by reference to the DIP Note attached hereto as Exhibit 10.1 and incorporated herein by reference and the Interim Order, a copy of which is available at www.omnimgt.com/hipcricket.

Item 1.02                      Termination of a Material Definitive Agreement

On January 26, 2015, the Company, pursuant to the Interim Order, applied $1,835,644 of funds borrowed under the DIP Note to pay off the Company’s obligations to Fast Pay Partners LLC (“Fast Pay”) under the accounts receivable-based credit facility created by the Financing and Security Agreement between the Company and Fast Pay effective June 2, 2014, as amended (the “Fast Pay Agreement”). As a result of such payoff, pursuant to the Interim Order, the Fast Pay Agreement is deemed terminated and of no further force and effect (except for the certain rights of Fast Pay reserved and obligations of the Company provided for in the Interim Order) and all liens, claims and interests of Fast Pay in the “Purchased Accounts” and in the “Collateral” (as each such term is defined in the Fast Pay Agreement) were extinguished. Third parties, including any official committee of creditors appointed in the Chapter 11 Case retain the right to challenge any Company release and/or transfer made to Fast Pay pursuant to the Interim Order.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures in Item 1.01 above are incorporated herein by reference.

Item 7.01                      Regulation FD Disclosure.

Additional Information about the Chapter 11 Case

For access to the Bankruptcy Court documents and other general information about the Chapter 11 case (In re Hipcricket, Case No. 15-10104), please visit www.omnimgt.com/hipcricket.  Information contained on, or that can be accessed through such website is not part of this Current Report.

Cautionary Note Regarding the Chapter 11 Case

The Company’s stockholders are cautioned that trading in shares of the Company’s common stock during the pendency of the Chapter 11 Case will be highly speculative and will pose substantial risks.  The Company expects that the currently outstanding shares of its common stock will be cancelled and extinguished upon confirmation of a restructuring plan by the Bankruptcy Court.  In such an event, the Company’s stockholders would not be entitled to receive or retain  any cash, securities or other property on account of their cancelled shares of common stock.  As a result, the Company expects that its currently outstanding stock has no value.  Trading prices for the Company’s common stock may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 Case.  Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding future events and Hipcricket’s future financial operations. These forward-looking statements are based on current expectations, estimates and projections about the business of the Company, including, but not limited to expectations regarding the Asset Purchase Agreement, the DIP financing and the Chapter 11 Case. These statements are based upon management’s current belief and certain assumptions made by management. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such forward-looking statements, including, but not limited to, the potential adverse impact of the bankruptcy filing on our business, financial condition and results of operations, including our ability to maintain contracts and other customer and vendor relationships that are critical to our business; the actions and decisions of our creditors and other third parties with interests in the Chapter 11 Case; our ability to maintain liquidity to fund our operations during the Bankruptcy Case; our ability to obtain Bankruptcy Court approvals in connection with the Chapter 11 Case, including approvals relating to proposed sale bidding procedures, the DIP financing and the proposed sale of assets; our ability to consummate any transactions once approved by the Bankruptcy Court and the time to consummation of such transactions; the timing and amount, if any, of distributions to the Company’s stakeholders; and competitive, economic, legal, political and technological factors affecting our industry, operations, markets, products and pricing. Readers should carefully review the risk factors and the information that could materially affect our financial results, described in our Annual Report on Form 10-K for the fiscal year ended February 28, 2014 and other reports filed with the Securities and Exchange Commission. Readers are cautioned not place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

No.	Description
10.1	Senior Secured Super-Priority Debtor-in-Possession Promissory Note dated January 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Hipcricket, Inc.
(Registrant)

Date: January 29, 2015	By:	/s/ Todd E. Wilson
Todd E. Wilson
Chief Executive Officer